SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2003

Duraswitch Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-15069 (Commission File Number)	88-0308867 (IRS Employer Identification No.)

234 South Extension Road Mesa, Arizona (Address of principal executive offices)		85210 (Zip Code)

Registrant’s telephone number, including area code (480) 586-3300

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 9. Regulation FD Disclosure

     On February 25, 2003, Duraswitch Industries, Inc. issued a press release announcing its fourth quarter and fiscal 2002 financial results. A copy of the press release is attached as exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Duraswitch Industries, Inc.

By:/s/ Robert J. Brilon Robert J. Brilon President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary

Date: February 25, 2003

EXHIBIT INDEX

Exhibit No.	Description:

99.1	Press release dated February 25, 2003